UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31

Date of reporting period:	July 1, 2005 to December 31, 2005

Item 1 - Report to Shareholders

  February 1, 2006

Dear Fellow Shareholder,

We are pleased to present to you the annual report to shareholders for the year ended December 31, 2005. The high yield market was fairly volatile in 2005. We believe that the high yield market may continue to be volatile in 2006 due to increased activity of private equity funds and the downgrading of high grade debt issuers. Following a weak high yield market early in 2005 and with concerns about General Motors and Ford Motor Company affecting the outlook for the high yield market, investors withdrew $11.6 billion from high yield mutual funds, according to AMG Data Services. Despite the overall volatility of the high yield bond market, the default rate of the high yield market was approximately 2.6% in 2005, well below the historical average of 4.3%, according to J.P. Morgan. We are pleased that the Fund's portfolio experienced no defaults in 2005. While the absolute 2005 total return for the Fund was modest compared to the total returns on the portfolio in the last two years, the Fund did perform well compared to the average closed-end leveraged high yield fund as reported by Lipper and compared to the Credit Suisse High Yield Index. The performance figures are detailed below. The conservative investing approach within the high yield bond universe of our portfolio managers at T. Rowe Price Associates proved to be a beneficial strategy for 2005.

•  The Fund's monthly dividend of $.0175 per share has not changed for three years. In addition to the monthly dividend, the Fund paid a special dividend of $.025 per share on January 31st, bringing the total dividends declared in 2005 from that year's income to approximately $.22 per common share. Of course, in the future, the dividend may fluctuate, as it has in the past. Future portfolio results and the direction of the markets will determine the amount of the dividend that is actually paid.

•  At year-end, the market price of the Fund's shares had declined to $2.03 from $2.19 at the beginning of 2005. Based upon the NYSE closing stock price of $2.18 on January 3, 2005 and annualizing the most recent ordinary monthly dividend of $.0175 per share, produces a dividend yield of 9.6%. The Fund's total return for 2005 based upon market price and the dividends paid was 2.47%, slightly above the Credit Suisse High Yield Index's total return of 2.26%.

•  The Fund's net asset value per share ("NAV") began the year at $2.26 and declined to $2.13 at year-end. Despite the decline in NAV, the Fund's total return on NAV plus dividends paid was 4.16%, outpacing the Credit Suisse High Yield Index's total return of 2.26%.

•  Short-term interest rates rose throughout 2005. The dividend rate on the Fund's Auction Term Preferred Stock (the "ATP"), which is reset every 28 days by auction, increased from 2.41% in January 2005 to 4.40% in the last auction of the year. The Fund has been insulated from this 83% increase in its leverage costs by its interest rate swap position. The Fund anticipated the possibility of rising interest rates and entered into an interest rate swap agreement in November, 2004. Under the terms of the swap agreement, the Fund is paying a fixed rate of 3.775% on a notional amount equal to the amount of ATP outstanding and receives a payment that fluctuates with short term rates. The swap arrangement is in place until November, 2009.

•  The Fund's leverage, which is in the form of the ATP, continues to be an important contributor to the common stock dividend. Of course, as we always remind our fellow shareholders, leverage magnifies the volatility of the NAV. In poor high yield market conditions, the Fund's NAV will decline more than it would if we had the identical portfolio with no leverage. On the other hand, in a strong high yield bond market, the Fund's NAV should increase more than it would if the Fund's portfolio was not leveraged with the ATP.

	Total Returns for the Periods Ending December 30, 2005
	1 Year	3 Years Cumulative
New America High Income Fund
(Stock Price and Dividends)*	2.47%	37.81%
New America High Income Fund
(NAV and Dividends)	4.16%	53.56%
Lipper Closed-End Fund Leveraged
High Yield Average	2.24%	71.20%
Credit Suisse High Yield Index	2.26%	46.47%
Citigroup 10 Year U.S. Treasury Bond Index	2.04%	8.35%

Sources: Credit Suisse, Citigroup, Lipper, The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the share price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

The Fund's portfolio managers, Mark Vaselkiv and Paul Karpers of T. Rowe Price Associates, have met the expectations of the Board. Over the last three years, the Fund has experienced a modest increase in the underlying asset value of the bonds in the portfolio while maintaining a stable dividend, which would have produced a yield of approximately 10.4% based upon the closing stock price on January 2, 2003 of $2.02.

High Yield Market Update

The high yield market scratched out small positive returns in the final three months of 2005, ending a year of transition from strong bull market performance to a more uncertain environment. Below investment grade bonds generated respectable relative results versus investment grade corporate debt and U.S. Treasury securities, but lagged stocks and emerging markets securities. Returns for high yield bonds in the second half of 2005 were dragged down by losses in more volatile, lower quality sectors, especially CCC-rated securities. Many bonds issued by automotive companies, utilities, cable operators and forest products producers posted losses due to weaker fundamentals. However, away from these pockets of weakness, the asset class remained generally healthy.

The major investment theme for high yield bonds late in 2005 was the acceleration of merger and acquisition activity, particularly through leveraged buyouts. Almost half of all issuance in the market in the second half of the year related to funding mergers and acquisitions. Private equity sponsors raised about $125 billion of new capital last year, implying the capability to consummate over $600 billion in new deals. Assuming appropriate debt structures, this could translate to approximately $250 billion of new high yield securities to digest. Strategic industry buyers will also compete with LBO sponsors like KKR, Blackstone and the Carlyle Group for corporations that put themselves up for sale. In the fourth quarter alone, several companies in the Fund's portfolio became the target of M&A transactions.

Our biggest concern going into the New Year remains the valuations of high yield bonds, as measured by the spread at which high yield bonds trade versus Treasuries of similar maturity. By this measure, the high yield market demonstrated amazing resiliency throughout 2005 in the face of higher interest rates, skyrocketing energy costs for many of our companies and the downgrades of General Motors and Ford. In our view, these factors seem to have been largely absorbed and discounted into the current spread for the asset class.

Strategy Update

The aging of the credit cycle and the anticipated wave of new LBOs rekindled the importance of a strong investment process for successful high yield investing, a trend we saw taking shape in 2005 and allowed us to produce good results versus the Credit Suisse High Yield Index. Our conservative sector allocations in weakening industries and our underweighting of CCC-rated bonds allowed us to comfortably beat this benchmark.

Our analysts also made good calls in areas of the market that have seen fundamentals remain strong. Private equity sponsors began to target bigger companies that often have high quality assets, good competitive positions and deep management teams. The Hertz transaction in December is a good example, and we established a 1% position in the two new bond issues.

In the fourth quarter, we also took a hard look at many of our less stellar credits, and in a number of cases, endured the painful medicine and sold bonds for losses. Our only real credit problem occurred late in the year with Refco Finance, a broker-dealer which filed for bankruptcy after disclosing fraudulent transactions. Fortunately, we were able to keep losses at acceptable levels in exiting this position. For the full year, we experienced no defaults in the portfolio. As always, we remain focused on generating enough interest to support the dividend, while preserving the Fund's invested capital.

Thank you for your interest in the Fund.

Sincerely,

Robert F. Birch President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates

Ellen E. Terry Vice President The New America High Income Fund, Inc.	Paul Karpers Vice President T. Rowe Price Associates

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in this update are subject to change at any time based on market or other conditions. The Fund and the Adviser disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment advice.

The New America High Income Fund, Inc.

Industry Summary December 31, 2005	As a Percent of Total Investments
Telecommunications	10.68%
Oil and Gas	9.97%
Broadcasting and Entertainment	6.58%
Healthcare, Education and Childcare	5.73%
Chemicals, Plastics and Rubber	5.67%
Utilities	5.58%
Hotels, Motels, Inns and Gaming	5.56%
Automobile	5.31%
Printing and Publishing	4.94%
Containers, Packaging and Glass	4.88%
Electronics	4.44%
Mining, Steel, Iron and Non-Precious Metals	4.11%
Retail Stores	3.03%
Building and Real Estate	2.96%
Diversified/Conglomerate Service	2.65%
Diversified/Conglomerate Manufacturing	2.24%
Leisure, Amusement and Entertainment	2.09%
Aerospace and Defense	2.03%
Beverage, Food and Tobacco	1.87%
Personal, Food and Miscellaneous Services	1.82%
Ecological	1.62%
Personal Non-Durable Consumer Products	1.39%
Finance	1.23%
Farming and Agriculture	0.53%
Furnishings, Housewares, Durable Consumer Products	0.48%
Textiles and Leather	0.29%
Machinery	0.25%
Grocery	0.18%
Cargo Transport	0.14%
Short-Term Investments	1.75%
100.00%
Moody's Investors Service Ratings December 31, 2005 (Unaudited)	As a Percent of Total Investments
Short Term Prime-1	1.75%
A2	0.36%
Baa2	1.03%
Baa3	1.25%
Total Baa	2.28%
Ba1	2.96%
Ba2	7.59%
Ba3	12.92%
Total Ba	23.47%
B1	15.35%
B2	25.65%
B3	19.96%
Total B	60.96%
Caa1	8.13%
Caa2	1.80%
Total Caa	9.93%
Ca	0.14%
Unrated	0.37%
Equity	0.74%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — 156.60% (d)
Aerospace and Defense — 3.25%
$850	Aviall, Inc., Senior Notes, 7.625%, 07/01/11	B1	$871
1,100	BE Aerospace, Inc., Senior Subordinated Notes, 8.875%, 05/01/11	Caa2	1,155
1,625	GenCorp Inc., Senior Subordinated Notes, 9.50%, 08/15/13	Caa1	1,755
425	Moog, Inc., Senior Subordinated Notes, 6.25%, 01/15/15	Ba3	419
325	Moog, Inc., Senior Subordinated Notes, 6.25%, 01/15/15 (g)	Ba3	320
600	Sequa Corporation, Senior Notes, 9%, 08/01/09	B1	639
650	TransDigm Inc., Senior Subordinated Notes, 8.375%, 07/15/11	B3	683
725	Vought Aircraft Industries, Inc., Senior Notes, 8%, 07/15/11	B2	682
			6,524
Automobile — 8.53%
1,125	Accuride Corp., Senior Subordinated Notes, 8.50%, 02/01/15	B3	1,108
800	ADESA, Inc., Senior Subordinated Notes, 7.625%, 06/15/12	B1	800
675	Autocam Corporation, Senior Subordinated Notes, 10.875%, 06/15/14	Ca	462
4,550	Ford Motor Credit Company, Senior Notes, 7.375%, 10/28/09	Baa3	4,036
6,450	General Motors Acceptance Corporation, Senior Bonds, 6.75%, 12/01/14	Ba1	5,798
1,550	General Motors Acceptance Corporation, Senior Bonds, 8%, 11/01/31	Ba1	1,506
500	Hawk Corporation, Senior Notes, 8.75%, 11/01/14	B2	505
750	Insurance Auto Auctions, Inc., Senior Notes, 11%, 04/01/13	Caa1	784

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$275	Tenneco Automotive Inc., Senior Subordinated Notes, 8.625%, 11/15/14	B3	$261
707	TRW Automotive Inc., Senior Notes, 9.375%, 02/15/13	Ba3	765
1,400	Visteon Corporation, Senior Notes, 7%, 03/10/14	B3	1,078
			17,103
Beverage, Food and Tobacco — 3.00%
281	Agrilink Foods, Inc. , Senior Subordinated Notes, 11.875%, 11/01/08	B3	289
250	Alliance One International, Inc., Senior Notes, 11%, 05/15/12 (g)	B3	220
925	B&G Foods, Inc., Senior Notes, 8%, 10/01/11	B2	946
325	Del Monte Corporation, Senior Subordinated Notes, 6.75%, 02/15/15	B2	317
275	Del Monte Corporation, Senior Subordinated Notes, 8.625%, 12/15/12	B2	292
400	Dole Food Company, Inc., Senior Notes 8.625%, 05/01/09	B2	412
700	Dole Food Company, Inc., Senior Notes 8.875%, 03/15/11	B2	725
700	Le-Nature's, Inc., Senior Subordinated Notes, 10.00%, 06/15/13 (g)	B3	732
400	Pierre Foods, Inc., Senior Subordinated Notes, 9.875%, 07/15/12	B3	416
1,100	R.J. Reynolds Tobacco Holdings, Inc., Senior Notes 6.50%, 07/15/10 (g)	Ba2	1,095
550	Wornick Company, Senior Secured Notes, 10.875%, 07/15/11	B2	568
			6,012
Broadcasting and Entertainment — 10.41%
1,000	Allbritton Communications Company, Senior Subordinated Notes, 7.75%, 12/15/12	B3	1,006
325	AMC Entertainment, Inc., Senior Notes, 8.625%, 08/15/12	B2	340

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$325	AMC Entertainment, Inc., Senior Subordinated Notes, 8%, 03/01/14	B3	$295
2,375	Charter Communications Operating, LLC, Senior Secured Notes, 8%, 04/30/12 (g)	B2	2,381
250	Cinemark, Inc., Senior Discount Notes, 9.75%, 03/15/14 (b)(g)	Caa1	185
2,125	Cinemark, Inc., Senior Discount Notes, 9.75%, 03/15/14 (b)	Caa1	1,573
375	Cinemark USA, Inc., Senior Subordinated Notes, 9%, 02/01/13	B3	396
625	CSC Holdings, Inc., Senior Notes, 7%, 04/15/12 (g)	B2	591
1,000	CSC Holdings, Inc., Senior Notes, 7.625%, 04/01/11	B2	995
850	DirectTV Holdings, LLC, Senior Notes, 6.375%, 06/15/15	Ba2	833
228	DirectTV Holdings, LLC, Senior Notes, 8.375%, 03/15/13	Ba2	246
500	EchoStar Communications Corporation, Convertible Subordinated Notes, 5.75%, 05/15/08	B2	491
500	EchoStar DBS Corporation, Senior Notes, 6.625%, 10/01/14	Ba3	481
225	Fisher Communications, Inc., Senior Notes, 8.625%, 09/15/14	B2	237
850	Gray Television, Inc., Senior Subordinated Notes, 9.25%, 12/15/11	Ba3	910
375	Insight Midwest, L.P., Senior Notes, 9.75%, 10/01/09	B2	386
750	Insight Midwest, L.P., Senior Notes, 10.50%, 11/01/10	B2	788
425	Loews Cineplex Entertainment Corporation, Senior Subordinated Notes, 9%, 08/01/14	B3	429
1,575	Marquee Holdings, Inc., Senior Discount Notes, 12%, 08/15/14 (b)	Caa1	1,008
350	Mediacom Broadband LLC, Senior Notes, 8.50%, 10/15/15 (g)	B2	324

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$600	Mediacom Broadband LLC, Senior Notes, 11%, 07/15/13	B2	$645
1,000	Quebecor Media, Inc., Senior Notes, 11.125%, 07/15/11	B2	1,085
850	Rogers Cable Inc., Senior Secured Notes, 6.75%, 03/15/15	Ba3	863
275	Sinclair Broadcast Group, Inc., Senior Subordinated Notes, 8%, 03/15/12	B2	284
825	Sinclair Broadcast Group, Inc., Senior Subordinated Notes, 8.75%, 12/15/11	B2	867
250	Videotron Ltee., Senior Notes, 6.375%, 12/15/15 (g)	Ba3	248
825	Videotron Ltee., Senior Notes, 6.875%, 01/15/14	Ba3	833
850	Warner Music Group, Senior Subordinated Notes, 7.375%, 04/15/14	B2	848
300	WDAC Subsidiary Corp. Senior Notes, 8.375%, 12/01/14 (g)	Caa1	290
300	XM Satellite Radio Inc., Senior Secured Discount Notes, 14%, 12/31/09 (b)	Caa1	320
614	XM Satellite Radio Inc., Senior Secured Notes, 12%, 06/15/10	Caa1	690
			20,868
Building and Real Estate — 4.74%
850	Ainsworth Lumber Company, Ltd., Senior Notes, 7.25%, 10/01/12	B2	765
625	B.F. Saul Real Estate Investment Trust, Senior Secured Notes, 7.50%, 03/01/14	B2	638
1,250	Building Materials Corporation of America, Senior Notes, 7.75%, 08/01/14	B2	1,206
1,050	Collins & Aikman Floorcoverings, Inc., Senior Subordinated Notes, 9.75%, 02/15/10	Caa1	924
275	FelCor Lodging Limited Partnership, Senior Notes, 8.83%, 06/01/11	B1	284
75	FelCor Lodging Limited Partnership, Senior Notes, 9%, 06/01/11	B1	82
275	Meristar Hospitality Operating, Senior Notes, 9%, 01/15/08	B2	284

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$525	Meristar Hospitality Operating, Senior Notes, 9.125%, 01/15/11	B2	$575
775	Mobile Mini, Inc., Senior Notes, 9.50%, 07/01/13	B2	853
800	Norcraft Companies, L.P., Senior Subordinated Notes, 9%, 11/01/11	B3	828
450	Norcraft Holding Companies, L.P., Senior Discount Notes, 9.75%, 09/01/12 (b)	Caa1	322
325	Omega Healthcare Investors, Inc., Senior Notes, 7%, 04/01/14	B1	324
875	Texas Industries, Inc., Senior Notes, 7.25%, 07/15/13 (g)	Ba3	908
500	Ventas Realty, Limited Partnership, Senior Notes, 6.50%, 06/01/16 (g)	Ba2	501
325	Ventas Realty, Limited Partnership, Senior Notes, 6.75%, 06/01/10	Ba2	333
700	WCI Communities, Inc., Senior Subordinated Notes, 9.125%, 05/01/12	Ba3	693
			9,520
Cargo Transport — .22%
400	TFM, S.A. de C.V., Senior Notes, 9.375%, 05/01/12 (g)	B2	438
Chemicals, Plastics and Rubber — 9.10%
525	ARCO Chemical Company, Senior Debentures, 10.25%, 11/01/10	B1	580
300	ARCO Chemical Company, Senior Notes, 9.80%, 02/01/20	B1	336
1,190	BCP Caylux Holdings Luxembourg S.C.A., Senior Subordinated Notes, 9.625%, 06/15/14	B3	1,324
725	Borden Chemical, Inc., Senior Secured Notes, 9%, 07/15/14 (g)	B3	719
274	Crystal US Holdings 3 LLC, Senior Discount Notes, 10%, 10/01/14 (b)	Caa2	201
1,167	Crystal US Holdings 3 LLC, Senior Discount Notes, 10.50%, 10/01/14 (b)	Caa2	855
375	EquiStar Chemicals PL Funding, Senior Notes, 8.75%, 02/15/09	B2	394

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$475	Ethyl Corporation, Senior Notes, 8.875%, 05/01/10	B2	$494
425	Freeport McMoran Resources, Senior Notes, 7%, 02/15/08	Ba3	434
600	Huntsman International LLC, Senior Notes, 9.875%, 03/01/09	B2	630
959	Huntsman LLC, Senior Secured Notes, 11.625%, 10/15/10	Ba3	1,088
2,300	Invista, Units, 9.25%, 05/01/12 (g)	B1	2,461
1,250	Koppers Inc., Senior Secured Notes, 9.875%, 10/15/13	B2	1,356
236	Lyondell Chemical Company, Senior Secured Notes, 9.50%, 12/15/08	B1	248
600	Lyondell Chemical Company, Senior Secured Notes, 9.625%, 05/01/07	B1	628
625	Lyondell Chemical Company, Senior Secured Notes, 10.50%, 06/01/13	B1	708
200	Lyondell Chemical Company, Senior Secured Notes, 11.125%, 07/15/12	B1	225
750	Nell AF S.a.r.l., Senior Notes, 8.375%, 08/15/15 (g)	B2	742
525	PolyOne Corporation, Senior Notes, 10.625%, 05/15/10	B3	563
825	Resolution Performance Products, LLC, Senior Secured Notes, 9.50%, 04/15/10	B3	835
1,450	Rhodia S.A., Senior Notes, 10.25%, 06/01/10	B3	1,599
838	Rockwood Specialties Group, Inc., Senior Subordinated Notes, 10.625%, 05/15/11	B3	913
200	VWR International, Inc., Senior Notes, 6.875%, 04/15/12	B3	199
725	VWR International, Inc., Senior Subordinated Notes, 8%, 04/15/14	Caa1	718
			18,250
Containers, Packaging and Glass — 7.84%
625	AEP Industries, Inc., Senior Notes, 7.875%, 03/15/13	B2	612

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$650	Ball Corporation, Senior Notes, 6.875%, 12/15/12.	Ba2	$665
950	Boise Cascade, LLC, Senior Subordinated, Notes, 7.125%, 10/15/14	B2	888
775	BWAY Corporation, Senior Subordinated Notes, 10%, 10/15/10	B3	810
725	Crown Americas, Inc., Senior Notes, 7.625%, 11/15/13 (g)	B1	752
450	Graphic Packaging International Inc., Senior Notes, 8.50%, 08/15/11	B2	451
325	Graphic Packaging International Inc., Senior Subordinated, Notes, 9.50%, 08/15/13	B3	314
350	Greif Brothers Corporation, Senior Subordinated Notes, 8.875%, 08/01/12.	B1	373
700	Jefferson Smurfit Corporation, (U.S.) Senior Notes, 7.50%, 06/01/13	B2	644
800	JSG Funding, PLC, Senior Subordinated Notes, 7.75%, 04/01/15	Caa1	664
1,425	Longview Fibre Company, Senior Subordinated Notes, 10%, 01/15/09	B2	1,495
1,410	MDP Acquisitions Plc, Senior Notes, 9.625%, 10/01/12	B3	1,410
125	NewPage Corporation, Senior Secured Notes, 10%, 05/01/12	B3	123
600	NewPage Corporation, Senior Secured Notes, 10.50%, 05/01/12	B3	594
325	NewPage Corporation, Senior Subordinated Notes, 12%, 05/01/13	Caa2	299
650	Norske Skog Canada Ltd., Senior Notes 7.375%, 03/01/14	B1	572
650	Owens-Brockway Glass Container, Inc., Senior Notes, 8.25%, 05/15/13	B2	671
450	Owens-Brockway Glass Container, Inc., Senior Secured Notes, 7.75%, 05/15/11	B1	468
725	Owens-Brockway Glass Container, Inc., Senior Secured Notes, 8.75%, 11/15/12	B1	779

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$1,225	Owens-Brockway Glass Container, Inc., Senior Secured Notes, 8.875%, 02/15/09	B1	$1,277
425	Plastipak Holdings, Inc., Senior Notes, 8.50%, 12/15/15 (g)	B2	431
375	Silgan Holdings Inc., Senior Subordinated Notes, 6.75%, 11/15/13	B1	373
450	Solo Cup Company, Senior Subordinated Notes, 8.50%, 02/15/14	Caa1	394
100	Stone Container Corporation, Senior Notes, 9.75%, 02/01/11	B2	101
625	Stone Container Finance Company of Canada, Senior Notes, 7.375%, 07/15/14	B2	569
			15,729
Diversified/Conglomerate Manufacturing — 3.60%
850	Aearo Company, Senior Subordinated Notes, 8.25%, 04/15/12	B3	863
625	Bombardier, Inc., Senior Notes, 6.30%, 05/1/14 (g)	Ba2	547
1,750	Bombardier, Inc., Senior Notes, 6.75%, 05/01/12 (g)	Ba2	1,614
850	Case New Holland Inc., Senior Notes, 9.25%, 08/01/11	Ba3	905
850	Columbus McKinnon Corporation, Senior Subordinated Notes, 8.875%, 11/01/13 (g)	B3	886
550	Manitowoc Company, Inc., Senior Notes, 7.125%, 11/01/13	B1	565
1,700	Rexnord Corp., Senior Subordinated Notes, 10.125%, 12/15/12	B3	1,832
			7,212
Diversified/Conglomerate Service — 4.25%
1,525	Brand Services, Inc., Senior Subordinated Notes, 12%, 10/15/12	Caa1	1,601
1,225	Brickman Group, LTD, Senior Subordinated Notes, 11.75%, 12/15/09	B2	1,352
289	Coinmach Corporation, Senior Notes, 9%, 02/01/10	B3	303

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$1,450	Hertz Corporation, Senior Notes, 8.875%, 01/01/14 (g)	B1	$1,479
1,775	Hertz Corporation, Senior Subordinated Notes, 10.50%, 01/01/16 (g)	B3	1,828
425	IKON Office Solutions, Inc., Senior Notes, 7.75%, 09/15/15 (g)	Ba2	413
625	NationsRent Companies, Inc., Senior Notes, 9.50%, 10/15/10	B2	683
850	Sunstate Equipment Co, LLC, Senior Secured Notes, 10.50%, 04/01/13 (g)	B3	863
			8,522
Ecological — 2.61%
625	Allied Waste North America, Inc., Senior Secured Notes, 7.875%, 04/15/13	B2	644
1,125	Allied Waste North America, Inc., Senior Secured Notes, 8.50%, 12/01/08	B2	1,183
1,050	Allied Waste North America, Inc., Senior Secured Notes, 8.875%, 04/01/08	B2	1,105
100	Allied Waste North America, Inc., Senior Secured Notes, 9.25%, 09/01/12	B2	108
2,075	Casella Waste Systems, Inc., Senior Subordinated Notes, 9.75%, 02/01/13	B3	2,184
			5,224
Electronics — 7.14%
125	Activant Solutions, Inc., Senior Notes, 10.054%, 04/01/10 (g)	B2	131
350	Activant Solutions, Inc., Senior Notes, 10.054%, 04/01/10 (g)	B2	368
825	Celestica, Inc., Senior Subordinated Notes, 7.875%, 07/01/11	B2	831
650	Dycom Investments, Inc., Senior Subordinated Notes, 8.125%, 10/15/15 (g)	Ba3	652
850	Flextronics International, Inc., Senior Subordinated Notes, 6.25%, 11/15/14	Ba2	837

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$650	Freescale Semiconductor, Inc., Senior Notes, 6.875%, 07/15/11	Ba1	$681
925	Freescale Semiconductor, Inc., Senior Notes, 7.125%, 07/15/14	Ba1	985
625	General Cable Corporation, Senior Notes, 9.50%, 11/15/10	B2	664
850	Invensys plc, Senior Notes, 9.875%, 03/15/11 (g)	B3	842
300	SS&C Technologies, Inc., Senior Subordinated Notes, 11.75%, 12/01/13 (g)	Caa1	308
150	Sanmina-SCI Corporation, Senior Secured Notes, 10.375%, 01/15/10	Ba2	165
550	Spansion Technology, Inc., Senior Notes, 11.25%, 01/15/16 (g)	Caa1	523
350	STATS ChipPAC Ltd., Senior Notes, 6.75%, 11/15/11	Ba2	342
325	STATS ChipPAC Ltd., Senior Notes, 7.50%, 07/19/10	Ba2	329
2,250	Sunguard Data Systems, Inc., Senior Notes, 9.125%, 08/15/13 (g)	B3	2,340
975	Sunguard Data Systems, Inc., Senior Subordinated Notes, 10.25%, 08/15/15 (g)	Caa1	980
800	Telex Communications, Inc., Senior Secured Notes, 11.50%, 10/15/08	B3	852
1,050	UGS Corp., Senior Subordinated Notes, 10%, 06/01/12	B3	1,150
375	Unisys Corporation, Senior Notes, 7.875%, 04/1/08	Ba3	367
250	Unisys Corporation, Senior Notes, 8%, 10/15/12	Ba3	231
175	Xerox Corp., Senior Notes, 6.875%, 08/15/11	Ba2	181
200	Xerox Corp., Senior Notes, 7.20%, 04/01/16	Ba2	209
325	Xerox Corp., Senior Notes, 7.625%, 06/15/13	Ba2	344
			14,312
Farming and Agriculture — .85%
150	IMC Global Inc., Senior Notes, 10.875%, 06/01/08	Ba3	166
125	IMC Global Inc., Senior Notes, 10.875%, 08/01/13	Ba3	143

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$100	IMC Global Inc., Senior Notes, 11.25%, 06/01/11	Ba3	$108
400	Terra Capital, Inc., Senior Notes, 11.50%, 06/01/10	B2	449
797	United Agri Products, Inc., Senior Notes, 8.25%, 12/15/11	B1	839
			1,705
Finance — 1.98%
675	Dollar Financial Group, Inc., Senior Notes, 9.75%, 11/15/11	B3	697
2,300	E*TRADE Financial Corp., Senior Notes, 8%, 06/15/11	B1	2,386
840	Global Cash Access Inc., Senior Subordinated Notes, 8.75%, 03/15/12	Caa1	894
			3,977
Furnishings, Housewares, Durable Consumer Products — .77%
1,050	Sealy Mattress Company, Senior Subordinated Notes, 8.25%, 06/15/14	B3	1,081
875	Simmons Company, Senior Discount Notes, 10%, 12/15/14 (b)(g)	Caa2	472
			1,553
Grocery — .29%
625	Pathmark Stores, Inc., Senior Subordinated Notes, 8.75%, 02/01/12	Caa2	587
Healthcare, Education and Childcare — 9.21%
525	AmerisourceBergen Corporation, Senior Notes, 5.625%, 09/15/12 (g)	Ba2	524
700	Biovail Corporation, Senior Subordinated Notes, 7.875%, 04/01/10	B2	725
375	Community Health Systems, Inc., Senior Subordinated Notes, 6.50%, 12/15/12	B3	367
1,425	Concentra Operating Corporation, Senior Subordinated Notes, 9.50%, 08/15/10	B3	1,475
325	Davita, Inc., Senior Notes, 6.625%, 03/15/13	B2	331

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$825	Davita, Inc., Senior Subordinated Notes, 7.25%, 03/15/15 .	B3	$836
1,000	Fisher Scientific International Inc., Senior Subordinated Notes, 6.125%, 07/01/15 (g)	Ba2	1,000
575	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	B1	612
1,125	Genesis Healthcare Corporation, Senior Subordinated Notes, 8%, 10/15/13	B3	1,181
875	HCA Inc., Senior Notes, 6.375%, 01/15/15	Ba2	885
2,150	HCA Inc., Senior Notes, 8.75%, 09/01/10	Ba2	2,387
550	Mylan Laboratories, Inc., Senior Notes, 5.75%, 08/15/10 (g)	Ba1	551
350	Omnicare, Inc., Senior Subordinated Notes, 6.75%, 12/15/13	Ba3	356
450	Omnicare, Inc., Senior Subordinated Notes, 6.875%, 12/15/15	Ba3	460
1,125	Quintiles Transnational Corp., Senior Subordinated Notes, 10%, 10/01/13	B3	1,254
725	Team Health, Inc., Senior Subordinated Notes, 11.25%, 12/01/13 (g)	Caa1	739
450	Tenet Healthcare Corporation, Senior Notes, 6.50%, 06/01/12	B3	413
300	Tenet Healthcare Corporation, Senior Notes, 7.375%, 02/01/13	B3	277
500	Tenet Healthcare Corporation, Senior Notes, 9.875%, 07/01/14	B3	507
1,300	Triad Hospitals, Inc., Senior Subordinated Notes, 7%, 11/15/13	B3	1,306
350	Triad Hospitals, Inc., Senior Subordinated Notes, 7%, 05/15/12	B2	358
850	US Oncology, Inc., Senior Notes, 9%, 08/15/12	B2	909
525	Vanguard Health Holding Company II, LLC, Senior Subordinated Notes, 9%, 10/01/14	Caa1	558

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$500	Warner Chilcott Corporation, Senior Subordinated Notes, 8.75%, 02/01/15 (g)	Caa1	$461
			18,472
Hotels, Motels, Inns and Gaming — 8.93%
1,025	American Casino & Entertainment Properties LLC, Senior Secured Notes, 7.85%, 02/01/12	B2	1,052
1,000	Ameristar Casinos, Inc., Senior Subordinated Notes, 10.75%, 02/15/09	B2	1,060
1,000	Boyd Gaming Corporation, Senior Subordinated Notes, 6.75%, 04/15/14	B1	995
150	Boyd Gaming Corporation, Senior Subordinated Notes, 7.75%, 12/15/12	B1	157
25	Boyd Gaming Corporation, Senior Subordinated Notes, 8.75%, 04/15/12	B1	27
525	CCM Merger, Inc., Senior Notes, 8%, 08/01/13 (g)	B3	505
475	Chukchansi Economic Development Authority, Senior Notes, 8.06%, 11/15/12 (g)	B2	484
700	Herbst Gaming, Inc., Senior Subordinated Notes, 7%, 11/15/14	B3	696
100	Host Marriott, L.P., Senior Notes, 6.375%, 03/15/15	Ba2	100
625	Host Marriott, L.P., Senior Notes, 7.125%, 11/01/13	Ba2	653
825	MGM MIRAGE, Senior Notes, 9.75%, 06/01/07	Ba3	868
850	MGM MIRAGE, Senior Secured Notes, 6%, 10/01/09	Ba2	846
1,500	MGM MIRAGE, Senior Secured Notes, 8.50%, 09/15/10	Ba2	1,627
650	Majestic Star Casino, LLC, Senior Notes, 9.75%, 01/15/11(g)	B3	657
600	Mandalay Resort Group, Senior Subordinated Notes, 10.25%, 08/01/07	Ba3	639

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$575	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875%, 02/15/15	Ba3	$581
1,100	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 8%, 04/01/12	Ba3	1,160
825	Penn National Gaming, Inc., Senior Subordinated Notes, 6.75%, 03/01/15	B3	810
400	Pinnacle Entertainment, Inc., Senior Subordinated Notes, 8.25%, 03/15/12	Caa1	414
725	Poster Financial group, Inc., Senior Notes, 8.75%, 12/01/11	B2	749
75	Resorts International Hotel and Casino, Inc., Senior Notes, 11.50%, 03/15/09	B2	83
525	Station Casinos, Inc., Senior Notes, 6%, 04/01/12	Ba2	529
125	Station Casinos, Inc., Senior Subordinated Notes, 6.50%, 02/01/14	Ba3	127
1,800	Station Casinos, Inc., Senior Subordinated Notes, 6.875%, 03/01/16	Ba3	1,840
650	Trump Entertainment ResortsHoldings, L.P., Senior Secured Notes, 8.50%, 06/01/15	Caa1	634
625	Wynn Las Vegas, LLC, Senior Secured Notes, 6.625%, 12/01/14	B2	609
			17,902
Leisure, Amusement and Entertainment — 3.36%
800	AMF Bowling Worldwide, Inc. Senior Subordinated Notes, 10%, 03/01/10	Caa1	796
1,750	Eastman Kodak Company, Senior Notes, 7.25%, 11/15/13	B1	1,671
575	Equinox Holdings, Inc., Senior Notes, 9%, 12/15/09	B3	615
775	K2 Inc., Senior Notes, 7.375%, 07/01/14	Ba3	773
325	Six Flags Inc., Senior Notes, 8.875%, 02/01/10	Caa1	319
150	Six Flags Inc., Senior Notes, 9.625%, 06/01/14	Caa1	146

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$275	Six Flags Inc., Senior Notes, 9.75%, 04/15/13	Caa1	$270
800	Town Sports International, Inc., Senior Notes, 9.625%, 04/15/11	B2	838
1,175	Universal City Development Partners, Ltd., Senior Notes, 11.75%, 04/01/10	B2	1,316
			6,744
Machinery — .39%
747	JLG Industries, Inc., Senior Subordinated Notes, 8.375%, 06/15/12	B3	792
Mining, Steel, Iron and Non-Precious Metals — 6.60%
475	Aleris International, Inc., Senior Notes, 9%, 11/15/14	(e)	489
825	Alpha Natural Resources, LLC, Senior Notes, 10%, 06/01/12	B3	887
575	Arch Western Finance LLC, Senior Notes, 6.75%, 07/01/13	Ba3	582
450	Century Aluminum Company, Senior Notes, 7.50%, 08/15/14	B1	443
1,525	Earle M. Jorgensen Company, Senior Secured Notes, 9.75%, 06/01/12	B1	1,628
825	Foundation PA Coal Company, Senior Notes, 7.25%, 08/01/14	B1	856
750	Gerdau Ameristeel Corporation, Senior Notes, 10.375%, 07/15/11	Ba3	825
1,150	Gibraltar Industries, Inc., Senior Subordinated Notes, 8%, 12/01/15 (g)	Ba3	1,150
825	James River Coal Company, Senior Notes, 9.375%, 06/01/12	B3	860
675	Massey Energy Company, Senior Notes, 6.625%, 11/15/10	B1	688
150	Massey Energy Company, Senior Notes, 6.875%, 12/15/13 (g)	B1	151
375	Metals USA, Inc., Senior Notes, 11.125%, 12/01/15 (g)	B3	388
500	Neenah Foundry Company, Senior Secured Notes, 11%, 09/30/10 (g)	B2	546
850	Novelis, Inc., Senior Notes, 7.50%, 02/15/15 (g)	B1	795

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$2,000	Peabody Energy Corporation, Senior Notes, 6.875%, 03/15/13	Ba3	$2,082
850	Valmont Industries, Inc., Senior Subordinated Notes, 6.875%, 05/01/14	Ba3	859
			13,229
Oil and Gas — 16.01%
2,500	AmeriGas Partners, L.P., Senior Notes, 7.25%, 05/20/15	B2	2,556
525	Atlas Pipeline Partners, L.P., Senior Notes, 8.125%, 12/15/15 (g)	B1	532
1,150	Chaparral Energy, Inc., Senior Notes, 8.50%, 12/01/15 (g)	B3	1,190
1,100	CHC Helicopter Corporation, Senior Subordinated Notes, 7.375%, 05/01/14	B2	1,114
250	Chesapeake Energy Corporation, Senior Notes, 6.50%, 08/15/17(g)	Ba2	251
725	Chesapeake Energy Corporation, Senior Notes, 6.375%, 06/15/15	Ba2	725
1,425	Chesapeake Energy Corporation, Senior Notes, 6.625%, 01/15/16	Ba2	1,443
175	Chesapeake Energy Corporation, Senior Notes, 7%, 08/15/14	Ba2	181
725	Colorado Interstate Gas Company, Senior Notes, 6.80%, 11/15/15 (g)	B1	728
775	Compton Petroleum Corporation, Senior Notes, 7.625%, 12/01/13 (g)	B2	783
750	Denbury Resources, Inc., Senior Subordinated Notes, 7.50%, 04/01/13	B2	761
225	Denbury Resources, Inc., Senior Subordinated Notes, 7.50%, 12/15/15	B2	228
286	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625%, 11/01/14 (g)	B3	293
200	Dynergy Holdings, Inc., Senior Notes, 9.875%, 07/15/10 (g)	B1	219
800	Dynergy Holdings, Inc., Senior Notes, 10.125%, 07/15/13 (g)	B1	904
400	El Paso Production Holding Co., Senior Notes 7.75%, 06/01/13	B3	417

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$775	Encore Acquisition Company, Senior Subordinated Notes, 7.25%, 12/01/17	B2	$767
1,450	Ferrellgas Partners L.P., Senior Notes, 8.75%, 06/15/12	B2	1,435
325	Grant Pride Company, Inc., Senior Notes, 6.125%, 08/15/15 (g)	Ba2	326
1,050	Hanover Equipment Trust, Senior Secured Notes, 8.75%, 09/01/11	B2	1,110
1,250	Hilcorp Energy I, L.P., Senior Notes, 7.75%, 11/01/15 (g)	B2	1,272
650	Magnum Hunter Resources, Inc., Senior Notes, 9.60%, 03/15/12	Ba3	707
200	Northwest Pipeline Corporation, Senior Notes, 8.125%, 03/01/10	Ba2	212
625	Ocean Rig Norway AS, Senior Secured Notes, 8.375%, 07/01/13 (g)	B3	664
950	Petroleum Helicopters, Inc., Senior Notes, 9.375%, 05/01/09	B1	1,000
775	Plains Exploration & Production Co., L.P., Senior Subordinated Notes, 8.75%, 07/01/12	Ba3	833
250	Pogo Producing Company, Senior Subordinated Notes, 6.875%, 10/01/17 (g)	Ba3	244
600	Pride International, Inc., Senior Notes, 7.375%, 07/15/14	Ba2	646
350	Range Resources Corporation, Senior Subordinated Notes, 6.375%, 03/15/15	B2	341
500	Range Resources Corporation, Senior Subordinated Notes, 7.375%, 07/15/13	B2	516
1,125	Southern Natural Gas Company, Senior Notes, 8.875%, 03/15/10	B1	1,205
1,100	Stone Energy Corporation, Senior Subordinated Notes, 8.25%, 12/15/11	B3	1,136
500	Swift Energy Company, Senior Notes, 7.625%, 07/15/11	B1	511
925	Universal Compression, Inc., Senior Notes, 7.25%, 05/15/10	Ba3	946

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$975	Whiting Petroleum Corporation, Senior Subordinated Notes, 7%, 02/01/14 (g)	B2	$980
675	Whiting Petroleum Corporation, Senior Subordinated Notes, 7.25%, 05/01/13	B2	683
175	Williams Companies, Inc., Senior Notes, 7.625%, 07/15/19	B1	187
3,725	Williams Companies, Inc., Senior Notes, 8.125%, 03/15/12	B1	4,060
			32,106
Personal, Food and Miscellaneous Services — 2.92%
983	FTD, Inc., Senior Subordinated Notes, 7.75%, 02/15/14	B3	973
600	FTI Consulting, Inc., Senior Notes, 7.625%, 06/15/13 (g)	Ba2	618
700	Landry's Restaurants, Inc., Senior Notes, 7.50%, 12/15/14	B2	655
600	Mac-Gray Corporation, Senior Notes, 7.625%, 08/15/15	B1	611
850	O'Charleys, Inc., Senior Subordinated Notes, 9%, 11/01/13	Ba3	871
475	Real Mex Restaurants, Inc., Senior Notes, 10.00%, 04/01/10	B2	506
675	Restaurant Company, Senior Notes, 10%, 10/01/13 (g)	B2	624
1,125	Worldspan, L.P., Senior Notes, 10.59%, 02/15/11	B3	990
			5,848
Personal Non-Durable Consumer Products — 2.24%
850	ACCO Brands Corporation, Senior Subordinated Notes, 7.625%, 08/15/15	B2	801
1,050	American Achievement Corporation, Senior Subordinated Notes, 8.25%, 04/01/12	B3	1,066
575	Chattem, Inc., Senior Subordinated Notes, 7%, 03/01/14	B2	584
325	Church & Dwight Company, Inc., Senior Subordinated Notes, 6%, 12/15/12	Ba3	320
275	Quicksilver, Inc., Senior Notes, 6.875%, 04/15/15 (g)	B1	265

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$700	Rayovac Corporation, Senior Subordinated Notes, 8.50%, 10/01/13	B3	$611
1,025	Spectrum Brands, Inc., Senior Subordinated Notes, 7.375%, 02/01/15	B3	846
			4,493
Printing and Publishing — 7.93%
450	Advanstar Communications Inc., Senior Notes, 10.75%, 08/15/10	B3	493
575	Advanstar Communications Inc., Senior Subordinated Notes, 12%, 02/15/11	Caa2	604
675	Advanstar Inc., Senior Discount Debentures, 15%, 10/15/11	(e)	705
850	Affinity Group Inc., Senior Subordinated Notes, 9%, 02/15/12	B3	849
365	Affinity Group Inc., Senior Subordinated Notes, 10.875%, 02/15/12	Caa1	350
1,878	CanWest Media, Inc., Senior Subordinated Notes, 8%, 09/15/12	B2	1,932
635	Cenveo Corporation, Senior Notes, 9.625%, 03/15/12	B1	684
1,137	Dex Media East LLC, Senior Subordinated Notes, 12.125%, 11/15/12	B1	1,330
650	Dex Media West LLC, Senior Notes, 8.50%, 08/15/10	B1	686
800	Dex Media West LLC, Senior Subordinated Notes, 9.875%, 08/15/13	B2	887
725	Haights Cross Communications Operating Company, Senior Notes, 11.75%, 08/15/11	Caa1	776
700	Houghton Mifflin Company, Senior Notes, 8.25%, 02/01/11	B3	728
950	Jostens Intermediate Holding Corp., Senior Subordinated Notes, 7.625%, 10/01/12	B3	950

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$950	Lamar Advertising Company, Convertible Notes, 2.875%, 12/31/10	B2	$1,009
225	MediaNews Group, Inc., Senior Subordinated Notes, 6.375%, 04/01/14	B2	207
650	MediaNews Group, Inc., Senior Subordinated Notes, 6.875%, 10/01/13	B2	621
1,000	Morris Publishing Group, LLC, Senior Subordinated Notes, 7%, 08/01/13	B1	941
1,900	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875%, 12/15/12	B2	2,157
			15,909
Retail Stores — 4.87%
1,000	Alimentation Couche-Tard, Inc., Senior Subordinated Notes, 7.50%, 12/15/13	Ba3	1,025
1,225	Amazon.com, Inc., Convertible Subordinated Notes, 4.75%, 02/01/09	B2	1,182
2,600	GameStop Corporation, Senior Notes, 8%, 10/01/12 (g)	Ba3	2,450
525	Gregg Appliances, Inc., Senior Notes, 9%, 02/01/13	B2	475
975	Jean Coutu Group, Inc., Senior Notes, 7.625%, 08/01/12	B3	960
1,150	Leslie's Poolmart, Inc., Senior Notes, 7.75%, 02/01/13	B2	1,153
1,300	Movie Gallery, Inc., Senior Notes, 11%, 05/01/12	B3	1,014
1,025	Nebraska Book Company, Inc., Senior Subordinated Notes, 8.625%, 03/15/12	Caa1	943
550	Stripes Acquisition, LLC, Senior Notes, 10.625%, 12/15/13 (g)	B2	558
			9,760
Telecommunications — 16.38%
1,872	Alamosa (Delaware), Inc., Senior Notes, 11%, 07/31/10	Caa1	2,111
100	American Cellular Corporation, Senior Notes, 10%, 08/01/11	B3	109

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$800	American Tower Corporation, Senior Notes,7.125%, 10/15/12	B1	$826
125	American Tower Corporation, Senior Notes, 7.50%, 05/01/12	B1	131
150	American Towers Corporation, Senior Subordinated Notes, 7.25%, 12/01/11	Ba2	156
1,050	AT&T Corporation, Senior Notes, 9.05%, 11/15/11	A2	1,162
100	Centennial Communications Corp., Senior Notes, 8.125%, 02/01/14	B3	102
250	Centennial Communications Corp., Senior Notes, 10%, 01/01/13 (g)	Caa2	253
350	Centennial Communications Corp., Senior Notes, 10.125%, 06/15/13	B3	381
900	Digicel Unlimited, Senior Notes, 9.25%, 09/01/12 (g)	B3	925
600	Dobson Cellular Systems, Inc., Senior Notes 9.875%, 11/01/12	B2	661
725	Dobson Communications Corporation, Senior Notes, 8.875%, 10/01/13	Caa2	723
1,025	Eircom Funding plc, Senior Subordinated Notes, 8.25%, 08/15/13	B1	1,102
425	Horizon PCS, Inc., Senior Notes, 11.375%, 07/15/12	B3	488
1,425	Intelsat, Ltd., Senior Notes, 8.695%, 01/15/12 (g)	B2	1,446
450	iPCS Escrow Company, Senior Notes, 11.50%, 05/01/12	B3	516
425	IWO Holdings, Inc., Senior Discount Notes, 10.75%, 01/15/15 (b)	Caa2	309
1,100	Leucadia National Corporation, Senior Notes, 7%, 08/15/13	Ba2	1,089
875	L-3 Communications Corporation, Senior Subordinated Notes, 6.375%, 10/15/15 (g)	Ba3	877
975	MCI, Inc., Senior Notes, 7.688%, 05/01/09	Ba3	1,007
1,800	NEXTEL Communications, Inc., Senior Notes, 6.875%, 10/31/13	Baa2	1,875
1,375	NEXTEL Communications, Inc., Senior Notes, 7.375%, 08/01/15	Baa2	1,451

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$725	Nextel Partners, Inc., Senior Notes, 8.125%, 07/01/11	Ba3	$774
100	PanAmSat Holdco, Senior Discount Notes, 10.375%, 11/01/14 (b)	B3	70
924	PanAmSat Corporation, Senior Notes, 9%, 08/15/14	B1	970
825	Qwest Corporation, Notes, 7.741%, 06/15/13 (g)	Ba3	893
525	Qwest Corporation, Notes 8.875%, 03/15/12	Ba3	589
1,025	Qwest Services Corp., Notes, 7.875%, 09/01/11	Ba3	1,104
375	Rogers Wireless Inc., Senior Secured Notes, 7.50%, 03/15/15	Ba3	405
2,400	Rogers Wireless Inc., Senior Secured Notes, 8%, 12/15/12	B2	2,544
1,000	Rogers Wireless Inc., Senior Secured Notes, 9.625%, 05/01/11	Ba3	1,150
475	Rural Cellular Corporation, Senior Notes, 9.875%, 02/01/10	Caa1	501
325	Rural Cellular Corporation, Senior Subordinated Notes, 10.041%, 11/01/12 (g)	Caa2	327
850	Syniverse Technologies, Inc., Senior Subordianted Notes, 7.75%, 08/15/13	B2	857
1,125	Time Warner Telecom, Inc., Senior Notes, 10.125%, 02/01/11	Caa1	1,178
800	UbiquiTel Operating Co., Senior Notes, 9.875%, 03/01/11	Caa1	886
775	US LEC Corporation, Senior Notes, 12.716%, 10/01/09	B3	831
950	US Unwired Inc., Senior Secured Notes, 10%, 06/15/12	Caa1	1,078
950	Wind Acquistion Finance S.A., Senior Notes, 10.75%, 12/01/15 (g)	B3	990
			32,847
Textiles and Leather — .46%
100	Interface, Inc., Senior Subordinated Notes, 9.50%, 02/01/14	Caa1	99
850	Rafaella Apparel Group, Inc., Senior Secured, 11.25%, 06/15/11(g)	B2	833
			932

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2005 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
Utilities — 8.72%
$350	The AES Corporation, Senior Notes, 7.75%, 03/01/14	B1	$367
1,075	The AES Corporation, Senior Notes, 9.375%, 09/15/10	B1	1,177
3,100	The AES Corporation, Senior Secured Notes, 9%, 05/15/15 (g)	Ba3	3,395
1,050	Allegheny Energy Supply Company, LLC, Senior Notes, 8.25%, 04/15/12 (g)	Ba3	1,186
1,125	Midwest Generation, LLC, Senior Secured Notes, 8.75%, 05/01/34	B1	1,237
1,325	Mirant Americas Generation, LLC, Senior Notes, 8.30%, 05/01/11(a)	B2	1,676
1,750	Mirant North America, LLC, Senior Notes, 7.375%, 12/31/13 (g)	B1	1,772
1,650	Orion Power Holdings, Inc., Senior Notes, 12%, 05/01/10	B2	1,865
700	Roseton-Danskammer 2001, Senior Secured Notes, 7.27%, 11/08/10	B2	704
1,775	Sierra Pacific Resources, Senior Notes, 8.625%, 03/15/14	B1	1,921
1,500	TECO Energy, Inc., Senior Notes, 7%, 05/01/12.	Ba2	1,579
600	Utilicorp Canada Financial Corporation, Senior Notes, 7.75%, 06/15/11	B2	617
			17,496
	Total Corporate Debt Securities (Total cost of $314,331)		314,066
Shares
PREFERRED STOCK — 1.19% (d)
Banking — 0.00%
57,935	WestFed Holdings, Inc., Cumulative, Series A, Preferred Stock, 15.50% (a)(c)	(e)	—
Broadcasting and Entertainment — .17%
308	Spanish Broadcasting System, Inc., Series B, Preferred Stock, 10.75%	Caa1	333
Mining, Steel, Iron, Non-Precious Metals — 0.00%
18,000	Weirton Steel Corporation, Series C Preferred Stock (a)(c)	(e)	—

Shares		Moody's Rating (Unaudited)	Value (Note 1(a))
Telecommunications — .78%
1,625	Lucent Technologies Capital Trust Preferred Stock, 7.75%	B3	$1,561
Utilities — .24%
375	NRG Energy, Inc., Convertible Preferred Stock, 4% (g)	B3	488
	Total Preferred Stock (Total cost of $7,644)		2,382
COMMON STOCK and WARRANTS — 0.00% (d)
27,474	WestFed Holdings, Inc., Common Stock (a)(c)		—
10,052	WKI Holding Company, Inc., Common Stock (c)(f)		—
	Total Common Stock and Warrants (Total cost of $2,295)		—
Principal Amount
SHORT-TERM INVESTMENTS — 2.80% (d)
$5,622	Consolidated Edison Company of New York, Inc., Commercial Paper, Due 01/03/06, Discount of 4.14%	P-1	5,621
	Total Short-Term Investments (Total cost of $5,621)		5,621
	TOTAL INVESTMENTS (Total cost of $329,891) .		$322,069

(a)  Denotes issuer is in bankruptcy proceedings. Income is not being accrued.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2005 was $0.

(d)  Percentages indicated are based on total net assets to common shareholders of $200,549.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted,144A Securities are deemed to be liquid. See Note 1(a) of the Notes to Financial Statements for vaulation policy. Total market value of Rule 144A securities amounted to $61,821 as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2005
(Dollars in thousands, except per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $329,891 see Schedule of Investments and Notes 1 and 2)	$322,069
INTEREST RATE SWAP, at fair value (Note 6)	4,489
CASH	736
RECEIVABLES:
Investment securities sold	144
Interest and dividends	6,066
Swap settlement	52
PREPAID EXPENSES	30
Total assets	$333,586
Liabilities:
PAYABLES:
Dividend on common stock	$2,647
Dividend on preferred stock	162
ACCRUED EXPENSES (Note 3)	228
Total liabilities	$3,037
Auction Term Preferred Stock:
$1.00 par value, 1,000,000 shares authorized, 5,200 shares issued and outstanding, liquidation preference of $25,000 per share (Notes 4 and 5)	$130,000
Net Assets	$200,549
Represented By:
COMMON STOCK:
$0.01 par value, 200,000,000 shares authorized, 94,324,989 shares issued and outstanding	$943
CAPITAL IN EXCESS OF PAR VALUE	383,020
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	(1,304)
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(178,777)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND INTEREST RATE SWAPS	(3,333)
Net Assets Applicable To Common Stock (Equivalent to $2.13 per share, based on 94,324,989 shares outstanding)	$200,549

Statement of Operations
For the Year Ended
December 31, 2005 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$25,302
Other income	1,061
Dividend income	99
Total investment income	$26,462
Expenses:
Cost of leverage:
Preferred and auction (Note 5)	$321
Total cost of leverage	$321
Professional services:
Management (Note 3)	$1,157
Custodian and transfer agent	292
Legal (Note 8)	105
Audit	61
Total professional services	$1,615
Administrative:
General administrative	$484
Directors	216
NYSE	88
Shareholder communications	55
Miscellaneous	40
Shareholder meeting	37
Total administrative	$920
Total expenses	$2,856
Net investment income	$23,606
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized gain on investments, net	$1,761
Net swap settlement disbursements (Note 6)	$(643)
Change in net unrealized depreciation on investments	$(16,077)
Change in unrealized appreciation on interest rate swap agreement	3,566
Total change in net unrealized depreciation on investments and interest rate swap	$(12,511)
Net loss on investments and interest rate swap	$(11,393)
Cost of Preferred Leverage
Distributions to preferred stockholders	$(4,364)
Net increase in net assets resulting from operations	$7,849

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except per share amounts)

	For the Years Ended December 31,
	2005	2004
From Operations:
Net investment income	$23,606	$24,824
Realized gain (loss) on investments, net	1,761	(992)
Net swap settlement disbursements	(643)	(3,071)
Change in net unrealized appreciation (depreciation) on investments and other financial instruments	(12,511)	9,758
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders	(4,364)	(1,999)
Net increase in net assets resulting from operations	$7,849	$28,520
From Fund Share and Auction Term Preferred Stock Transactions:
Proceeds from rights offering (23,397,095 shares), net of $84 of offering costs in 2004 (Note 9)	$—	$(84)
Net asset value of 456,871 shares and 339,724 shares issued to common stockholders for reinvestment of dividends in 2005 and 2004, respectively	993	750
Increase in net assets resulting from fund share transactions	$993	$666
Distributions to Common Stockholders:
From net investment income ($.22 and $.23 per share in 2005 and 2004, respectively)	$(20,458)	$(21,726)
Total net increase (decrease) in net assets	$(11,616)	$7,460
Net Assets Applicable to Common Stock:
Beginning of period	$212,165	$204,705
End of period (Including $(1,304) and $(864) of accumulated deficit of net investment income at December 31, 2005 and December 31, 2004, respectively)	$200,549	$212,165

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2005	2004	2003 (b)	2002	2001 (c)
NET ASSET VALUE:
Beginning of period	$2.26	$2.19	$1.89	$2.61	$2.85
NET INVESTMENT INCOME	.25	.26	.26 #	.37	.48
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(.11)	.09	.34	(.72)	(.24)
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK:	(.05)	(.05)	(.06)	(.08)	(.12)
TOTAL FROM INVESTMENT OPERATIONS	.09	.30	.54	(.43)	.12
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.22)	(.23)	(.22)	(.29)	(.36)
TOTAL DISTRIBUTIONS	(.22)	(.23)	(.22)	(.29)	(.36)
Effect of rights offering and related expenses; and Auction Term Preferred Stock offering costs and sales load	—	—	(.02)	—	—
NET ASSET VALUE:
End of period	$2.13	$2.26	$2.19	$1.89	$2.61
PER SHARE MARKET VALUE:
End of period	$2.03	$2.19	$2.16	$2.01	$2.64
TOTAL INVESTMENT RETURN†	2.47%	12.80%	19.23%	(12.97)%	13.97%

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2005	2004	2003 (b)	2002	2001 (c)
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$200,549	$212,165	$204,705	$131,170	$178,231
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)	$130,000	$130,000	$130,000	$100,000	$150,000
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)	$330,549	$342,165	$334,705	$231,170	$328,231
EXPENSE RATIOS:
Ratio of preferred and other leverage expenses to average net assets* .	.16%	.15%	.16%	.18%	.17%
Ratio of operating expenses to average net assets*	1.23%	1.27%	1.56%	1.46%	1.11%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.39%	1.42%	1.72%	1.64%	1.28%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	11.48%	12.02%	12.81%	16.48%	16.70%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	.85%	.87%	1.05%	.89%	.71%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	7.03%	7.38%	7.79%	8.91%	9.23%
PORTFOLIO TURNOVER RATE	61.54%	70.90%	120.47%	82.47%	38.89%

  (a)  Dollars in thousands.

  (b)  The Fund issued Series C ATP on October 17, 2003. The per share data and ratios for the year ended December 31, 2003 reflect this transaction.

  (c)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. This had no effect on net investment income per share and a $.01 increase to net realized and unrealized loss per share for the year ended December 31, 2001. The effect of this change increased the ratio of net investment income to average net assets from 16.29% to 16.70%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

  #  Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's August, 2003 rights offering.

  †  Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2005	2004	2003	2002	2001
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$130,000,000	$130,000,000	$130,000,000	$100,000,000	$150,000,000
ASSET COVERAGE: Per Preferred Stock Share (1)	$63,567	$65,801	$64,366	$57,793	$54,705
INVOLUNTARY LIQUIDATION PREFERENCE: Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000
APPROXIMATE MARKET VALUE: Per Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

  (2)  Plus accumulated and unpaid dividends.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2005

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available with a cost of approximately $7,594,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

(b)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2005

discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(c)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) Tax Matters and Distributions

At December 31, 2005, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $331,713,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $4,243,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $13,887,000. Net unrealized loss on investments for tax purposes at December 31, 2005 was approximately $9,644,000

At December 31, 2005, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$35,581,000	December 31, 2007
21,821,000	December 31, 2008
67,043,000	December 31, 2009
45,239,000	December 31, 2010
7,387,000	December 31, 2011
125,000	December 31, 2012
954,000	December 31, 2013
$178,150,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common and preferred shareholders of approximately $24,790,000 and $23,725,000 in 2005 and 2004, respectively, was from ordinary income.

As of December 31, 2005, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income	$584,000
Undistributed Long-Term Gain	—
Unrealized Loss	$(5,155,000)
Capital Losses Carry Forward and Post October Losses Deferred	$(178,680,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, and deductibility of preferred stock dividends. For the year ended December 31, 2005, the Fund reclassed $1,420,000 between undistributed income and accumulated net realized losses from transactions relating to permanent differences between financial and tax reporting.

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2005

for financial reporting purposes does not result in additional or decreased common stock dividend income.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,157,000 in management fees during the year ended December 31, 2005. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets a tributable to the Fund's common and auction term preferred stock. At December 31, 2005, the fee payable to T. Rowe Price was approximately $97,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Auction Term Preferred Stock (ATP)

The Fund had 5,200 shares of ATP issued and outstanding at December 31, 2005. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 2.38% – 4.40% for the year ended December 31, 2005. The average dividend rate as of December 31, 2005 was 4.32%.

The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP Auction-Related Matters

Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $321,000 for service charges for the year ended December 31, 2005. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) Interest Rate Swaps

The Fund entered into an interest payment swap arrangement with Fleet National Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 2.33% to

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2005

4.31% for the year ended December 31, 2005. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

Effective Date	Notional Contract Amount	Maturity	Fixed Annual Rate
11/5/04	$130 million	11/5/09	3.775%

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

The Fund recognizes all freestanding derivative instruments in the balance sheet as either assets or liabilities and measures them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the year ended December 31, 2005, the Fund's obligations under the swap agreements were more than the amount received from Fleet by approximately $643,000 and such amount is included in the accompanying statement of operations.

The estimated fair value of the interest rate swap agreement at December 31, 2005 amounted to approximately $4,489,000 of unrealized gain and is presented in the accompanying balance sheet.

(7) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2005 were approximately:

Cost of purchases	199,137,000
Proceeds of sales or maturities	198,430,000

(8) Related Party Transactions

A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $95,000 for the year ended December 31, 2005.

The Fund paid approximately $332,000 during the year ended December 31, 2005 to two officers of the Fund for the provision of certain administrative services.

(9) Rights Offering

The Fund issued to stockholders of record as of the close of business on July 21, 2003, rights to subscribe for an aggregate of 23,397,095 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. The rights entitled a stockholder to acquire at the subscription price of $1.81 per share one share for each right held. The subscription price was 94% of the average of the last reported sales price of the Fund's Common Stock on the New York Stock Exchange on August 18, 2003, the expiration date and the nine preceding business days. On August 22, 2003 the Fund completed its rights offering. Proceeds of approximately $42,349,000 and shares of 23,397,095 were recorded. In addition, offering expense of approximately $817,000 was netted against the rights offering proceeds in 2003 and $84,000 in 2004.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2005

Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com

Compliance Certifications

On May 18, 2005, your Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Common and Auction Term Preferred Stock Transactions

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The New America High Income Fund, Inc., as of December 31, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors whose report dated February 17, 2005, expressed an unqualified opinion.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 6, 2006

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad
Marguerite A. Piret

Officers

Robert F. Birch – President
Ellen E. Terry – Vice President, Treasurer
Richard E. Floor – Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers

Independent Directors

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Joseph L. Bower DOB: 09/21/38	Director	Director since 1988	Professor, Harvard Business School since 1963 – as Donald K. David Professor of Business Administration since 1986, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, and currently, Chair of the General Manager Program.	1	Director of Anika Therapeutics, Inc., Sonesta International Hotels Corporation, Loews, Corporation (a conglomerate), and Brown Shoe Company, Inc., and Trustee of TH Lee-Putnam Emerging Opportunities Portfolio.

Bernard J. Korman DOB: 10/13/31	Director	Director since 1987	Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research).	1	Director of Omega Healthcare Investors, Inc. (real estate investment trust), Medical Nutrition USA, Inc. (develops and distributes nutritional products), and Nutramax Products, Inc. (a consumer healthcare products company).

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The New America High Income Fund, Inc. is not part of any fund complex.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — Continued

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Ernest E. Monrad DOB: 5/30/30	Director	Director since 1988*	Trustee since 1960 and Chairman of the Trustees from 1969 to May 2001 of Northeast Investors Trust; Chairman, Assistant Treasurer and a Director since 1981 of Northeast Investors Growth Fund; Director and Vice President of Northeast Investment Management, Inc., and Director of Northeast Management & Research Company, Inc.	1

Marguerite A. Piret DOB: 5/10/48	Director	Director since 2004	President and Chief Executive Officer, Newbury, Piret & Company, Inc., (an investment bank).	1	Trustee of Pioneer Funds.

Interested Directors and Officers

Robert F. Birch[4] DOB: 3/12/36	Director and President	Director since 1992	Mutual Fund Director	1	Director of Hyperion Funds and the Brandywine Funds.

Richard E. Floor[5] DOB: 8/3/40	Director and Secretary	Director since 1987	Partner through his professional corporation with the law firm of Goodwin Procter LLP, Boston, Massachusetts.	1	Director of Affiliated Managers Group, Inc.

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The New America High Income Fund, Inc. is not part of any fund complex.

  4  As the Fund's President, Mr. Birch is an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

  5  Mr. Floor is an interested person of the Fund within the meaning of the 1940 Act because, through his professional corporation, Mr. Floor is a partner of Goodwin Procter LLP, counsel to the Fund.

  *  Includes service as Director Emeritus from April 2005 until July 2005.

Ellen E. Terry (D.O.B. 4/9/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of interested Directors. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: c/o The New America High Income Fund, 33 Broad Street, Boston, MA 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer resigns or has been removed.

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American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2005

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Finance.  The code of ethics is posted on the Fund’s web site at
www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit and Nominating Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit and Nominating Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item regarding principal accountants, fees and services appears under the caption “Independent Accountants and Fees” in the Fund’s Proxy Statement dated February 28, 2006 prepared for the Annual Meeting of Shareholders to be held April 27, 2006, which was filed with the SEC via EDGAR on February 27, 2006.  The information under that caption is incorporated herein by reference.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item regarding the audit committee of the Fund appears under the caption “Committees of the Board of Directors and Meetings—Audit and Nominating Committee” in the Fund’s Proxy Statement dated February 28, 2006 prepared for the Annual Meeting of Shareholders to be held April 27, 2006, which was filed with the SEC via EDGAR on February 27, 2006.  The information under that caption is incorporated herein by reference.

ITEM 6.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

INVESTMENT COMPANIES.

PROXY VOTING POLICIES AND PROCEDURES

At its June 26, 2003 meeting, the Fund’s Board of Directors authorized and directed T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Fund’s investment adviser, to vote proxies relating to the Fund’s portfolio securities in accordance with T. Rowe Price’s proxy voting policies and procedures. T. Rowe Price, as an investment adviser with a fiduciary responsibility to the Fund, analyzes the proxy statements of issuers whose stock is owned by the Fund, if any.

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RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

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ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund  or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Services Group. The Investment Services Group (“Investment Services Group”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Services Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in  establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price does at times deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals (including social responsibility

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issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Anti-takeover and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills.  We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and

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the effect on shareholder rights. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

•                      Corporate environmental practices;

•                      Board diversity;

•                      Employment practices and employment opportunity;

•                      Military, nuclear power and related energy issues;

•                      Tobacco, alcohol, infant formula and safety in advertising practices;

•                      Economic conversion and diversification;

•                      International labor practices and operating policies;

•                      Genetically-modified foods;

•                      Animal rights; and

•                      Political contributions/activities and charitable contributions.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management – Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our

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portfolio managers.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking -  Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and

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sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations -  Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

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REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee chaired by Mark J. Vaselkiv. Mr. Vaselkiv has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund’s investment program. His biography is as follows:

Mark J. Vaselkiv

Mark Vaselkiv is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. He serves as President of the T. Rowe Price High Yield Fund and Chairman of the High Yield Fund Investment Advisory Committee. Prior to joining the firm in 1988, he was employed as a Vice President, analyzing and trading high-yield debt securities for Shenkman Capital Management, Inc., New York, and a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

Paul A. Karpers, CFA

Paul Karpers is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a High Yield Portfolio Manager/Analyst in the Fixed Income Group. Prior to joining the firm in 1995, he was an Analyst with the Vanguard Group in Philadelphia. Paul earned a B.S. in Finance from LaSalle University and an M.B.A. with concentrations in Finance and Information Systems from New York University. He has also achieved the Chartered Financial Analyst accreditation and is a member of the Association for Investment Management and Research and the Baltimore Securities Analyst Society.

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Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets
• registered investment companies:	8	$5,019.4 million
• other pooled investment vehicles:	10	$3,164.8 million
• other accounts:	10	$1,680.7 million

As of 12/31/2005.

Paul Karpers:

	Number of Accounts	TOTAL Assets
• registered investment companies:	1	$329.0 million
• other pooled investment vehicles:	0	—
• other accounts:	0	—

As of 12/31/2005.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

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Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. CS First Boston High Yield) and an applicable Lipper index (ex. High Current Yield Funds Average), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

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Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None
Paul A. Karpers	New America High Income Fund	$50,001 - $100,000

* As of 12/31/2005.

Item 8(b) – Not applicable.

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ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

The Fund’s Code of Ethics for Principal Executive and Senior Financial Officers was filed with the SEC via Edgar on March 7, 2006 as Exhibit 99 to the Registrant’s Annual Report on Form N-CSR (File No. 811-05399) for the fiscal year ended December 31, 2004 and is incorporated by reference herein.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President and Director
Date:	March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President
Date:	March 9, 2006

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 9, 2006

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